Ex-99.17(b)

                       FORM OF PROXY CARD
                    PILOT EQUITY INCOME FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Equity Income Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Equity Income Fund
       ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                [ ] YES     [ ]  NO   [ ]  ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)

                                                      Ex-99.17(b)

                       FORM OF PROXY CARD
                 PILOT INTERNATIONAL EQUITY FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot International Equity Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations International Growth
       Fund ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

               [ ]  YES     [ ]  NO   [ ]  ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)

                                                      Ex-99.17(b)

                       FORM OF PROXY CARD
               PILOT SHORT-TERM U.S. TREASURY FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Short-Term U.S. Treasury Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Treasury Fund
       ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

               [ ]  YES     [ ]  NO   [ ]  ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)

                                                      Ex-99.17(b)

                       FORM OF PROXY CARD
            PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Short-Term Diversified Assets Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Prime Fund
       ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

               [ ] YES      [ ] NO    [ ] ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)
<PAGE

                                                      Ex-99.17(b)

                       FORM OF PROXY CARD
             PILOT SMALL CAPITALIZATION EQUITY FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Small Capitalization Equity Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Small Company Growth
       Fund ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                 [ ] YES      [ ] NO    [ ] ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)

                                                      Ex-99.17(b)

                       FORM OF PROXY CARD
              PILOT U.S. GOVERNMENT SECURITIES FUND
         Special Meeting of Shareholders-April 21, 1997

     The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3025, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot U.S. Government Securities Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
FUND AND PILOT FUNDS.  PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE
ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF
ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE
PROPOSAL.

     PROPOSAL:

       To approve the Agreement and Plan of Reorganization
       ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations U.S. Government Bond
       Fund ("Acquiring Fund") of Nations Fund, Inc. in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                 [ ] YES       [ ] NO    [ ] ABSTAIN

     In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



Please sign above exactly as your name(s) appear(s) hereon.
Fiduciaries should give full titles as such.

                   _____________________________


                  _____________________________, 1997

                                                    (Please Date)